Pilgrim America
                              Bank and Thrift Fund





                               Semi-Annual Report
                                 June 30, 1997

                      Pilgrim America Bank and Thrift Fund


                               Semi-Annual Report
                                 June 30, 1997

                               Table of Contents

Letter to Shareholders ....................................................    2
Shareholder Letter Footnotes ..............................................    5
Annual Shareholder Meeting ................................................    6
Portfolio of Investments ..................................................    7
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statement of Changes in Net Assets ........................................   11
Financial Highlights ......................................................   12
Notes to Financial Statements .............................................   13
Fund Advisors and Agents ..................................................   17

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


Dear Shareholders:

Pilgrim America Bank and Thrift Fund (the "Fund") had an even better second quarter than our strong first quarter. Total return based on net asset value ("NAV") was 15.3%.(1) Bank and thrift stocks underperformed industrials in this quarter resulting in our return trailing the 17.1%, and 17.5% returns achieved respectively by the Dow Jones Industrials Average Index (the "DOW") and the Standard & Poor's 500 Index (the "S&P")(2). However, we surpassed the 13.9% turned in by the S&P Major Regional Banks Index (the "MRBI"). For the six months ended June 30, 1997, our 23.2% increase in NAV surpassed the returns achieved by all of the other indices. The DOW, the S&P and the MRBI were up 20.1%, 20.6% and 21.5%, respectively.

The current environment for equities is almost perfect and valuations tend to reflect this. The economy continues to expand but is not overheating. Interest rates have been declining and the economic environment is not putting any pressure on the Fed to raise them. In our opinion, while valuations for the market as a whole are not cheap, the bank and thrift sector is still relatively attractive.

In general, reported second quarter bank and thrift earnings have met or exceeded expectations. Earnings quality is also improving as loss provisions for many banks are now matching or nearly matching net charge-offs. Some banks are building reserves by providing for more than they are charging off.

We always like to look for what could change this almost perfect environment and we will share our thoughts with you. The banking industry is a cyclical growth industry and the positive side of the cycle has been extended. At some point credit quality will deteriorate and loss provisions will have to be increased. Current provisions are still not high enough to provide for this contingency. Most of the losses that are currently being experienced are related to consumer credit, but there are very early warning signs that commercial and industrial loan losses could pick up.

                      Pilgrim America Bank and Thrift Fund

Also, the rates of return that banks are currently achieving are exceptional. This allows them to generate excess capital and, in most cases, this excess capital is being used to buy back stock. The increased stock prices of most banks make this practice less attractive than it was at lower prices and the premium that the banks have to pay relative to their book value is resulting in slower growth in common equity and in some cases an actual decline in per share book value. In our opinion, some of this capital should be saved for a rainy day and some banks are not doing so.

A positive for the industry is that regulations have been liberalized which has resulted in some banks acquiring stock brokerage firms and others gaining an opportunity to expand their existing investment businesses as well. The trend seems to be toward further liberalization.

Consolidation in the industry should continue. We benefited in the quarter from the acquisition of Vallicorp by Westamerica Bancorp, Standard Federal by ABN Amro Bank NV, and the announced acquisition of First Financial Corp by Associated Bancorp. Also, First Union's proposed acquisition of Signet at 3.5 times Signet's June 30, 1997 book value, and 23.3 and 18.8 times its estimated 1997 and 1998 earnings, respectively, has raised the bar even higher in terms of what banks are willing to pay to acquire market share in desirable areas.

In the most recent quarter we added to our positions in National City Bancorporation, US Bancorp, Commercial Federal Corp. and Devon Group.

New positions were established in BNC Corp, Home Federal Bancorp, Summit Holdings Southeast, ARM Financial Group, Inc., and Keystone Automotive Industries, Inc. We participated in two new issues in the quarter that we disposed of shortly after acquiring them: Life Financial Corp. and Acorn Products, Inc. We made money on Life and broke even on Acorn.

We reduced our position in Ugly Duckling Corp. in the quarter and on a valuation basis partially scaled back our holdings of the following issues: Cenfed Financial Corp., Independent Bank Corp., Commerce Bancshares, Inc., Mercantile Bankshares Corp., Regions Financial Corp., Sterling

                      Pilgrim America Bank and Thrift Fund

Bancshares, Inc. and Zions Bancorporation. Our entire positions were sold in First Financial Bankshares, First American Corp and Southwest Bancorp of Texas as these issues reached our price objectives.

On August 4, 1997, the Board of Directors of the Fund approved the conversion of the Fund from a closed-end investment company to an open-end investment company, subject to shareholder approval at a special meeting of shareholders to be held in October. We believe that the conversion to an open-end investment company is in the best interests of the Fund's shareholders primarily because it will allow shareholders to purchase and redeem Fund shares at NAV instead of a discounted market price.

Thank you for giving us the opportunity to help you achieve your investment goals. As always, we welcome your comments and questions.

Sincerely,



/s/ Robert W. Stallings
Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.



/s/ Carl Dorf
Carl Dorf, C.F.A.
Senior Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
SHAREHOLDER LETTER FOOTNOTES
--------------------------------------------------------------------------------

(1) Total return calculated at NAV and assuming reinvestment of all dividends and distributions. Sales charges or commissions are not reflected in these total returns.

     Average annual total returns based on NAV, assuming reinvestment of all dividends and distributions were 63.3%, 26.2% and 19.1% for the one, five and ten-year periods ended June 30, 1997, respectively.

     Average annual total returns based on NYSE market prices assuming reinvestment of all dividends and distributions and no commissions were 76.5%, 22.7% and 19.4% for the one, five and ten-year periods ended June 30, 1997, respectively. Due to variances in investors' broker commission rates, market returns are presented without the deduction of such commissions. Applying the appropriate commissions will result in lower total returns at market.

(2) The S&P is an unmanaged index of 500 common stocks and is a generally accepted measure of stock market performance.

(3) The S&P Major Regional Banks Index is a capitalization-weighted index designed to measure the performance of the major regional banks within the Standard & Poor's 500 Index.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

Pilgrim America Bank and Thrift Fund is a closed-end investment company listed on the New York Stock Exchange (NYSE:PBS). The Fund's primary investment objective is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in the equity securities of banks and thrifts.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
ANNUAL SHAREHOLDER MEETING
--------------------------------------------------------------------------------

ANNUAL MEETING

An annual meeting of shareholders was held at the offices of the Fund on April 24, 1997. A brief description of each matter voted upon as well as the voting results are outlined below:

                                       Shares
                           Shares   voted against   Shares    Broker
                          voted for  or withheld  abstained  non-vote    Total
                          ---------  -----------  ---------  --------    -----

I.   Proposal for the election of Directors:

Mary A. Baldwin          12,099,050     212,658        -        -     12,311,708
Al Burton                12,090,952     220,756        -        -     12,311,708
Bruce S. Foerster        12,102,119     209,589        -        -     12,311,708
Jock Patton              12,101,069     210,639        -        -     12,311,708
Robert W. Stallings      12,099,972     211,736        -        -     12,311,708

II. Ratification of KPMG Peat Marwick LLP as independent auditors for the Fund for the fiscal year ending December 31, 1997:

                         12,077,673     128,445  105,589        -     12,311,707

III. Approval to transact such other business as may properly come before the annual meeting of shareholders or any adjournments thereof:

                         11,546,116     433,414  332,177        -     12,311,707

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
                             COMMON STOCKS: 94.2%

                                                                        Market
 Shares                 Industry/Issuer                                  Value
 ------                 ---------------                                  -----
                 Automotive: 0.2%
 30,000 (a)      Keystone Automotive Industries, Inc.                    510,000
                                                                      ----------
                 Banks: 88.8%
 80,500          Alabama National Bancorporation (AL)                  1,801,188
100,000          American Federal Bank, FSB (SC)                       3,225,000
151,155          BB&T Corp. (NC)                                       6,801,975
145,450          BSB Bancorp, Inc. (NY)                                5,563,463
 15,000 (a)      BNC Corp. (ND)                                          189,375
 87,000          Bank of Boston Corp. (MA)                             6,269,438
270,000          Bank of New York Company, Inc. (NY)                  11,745,000
 88,000          Banknorth Group, Inc. (VT)                            4,070,000
103,400          CENFED Financial Corp. (CA)                           3,567,300
169,371          CU Bancorp (CA)                                       2,582,911
378,000          Charter One Financial, Inc. (OH)                     20,364,750
280,000          Collective Bancorp, Inc. (NJ)                        12,565,000
100,500          Columbia Bancorp (MD)                                 2,399,438
349,000          Comerica Inc. (MI)                                   23,732,000
 97,917          Commerce Bancshares, Inc. (MO)                        4,430,744
220,500          Commercial Federal Corp. (NE)                         8,186,063
126,000          Community Bank System, Inc. (NY)                      3,559,500
107,737          Community First Bankshares, Inc. (ND)                 4,134,407
195,000          Compass Bancshares, Inc. (AL)                         6,556,875
283,758          CoreStates Financial Corp. (PA)                      15,251,993
  4,375          First Financial Corp. (WI)                              128,516
  1,100          First National Bank Anchorage (AK)                    2,007,500
278,437          First Security Corp. (UT)                             7,604,811
161,704          Fleet Financial Group Inc. (RI)                      10,227,778
 91,160          Greater Bay Bancorp (CA)                              2,803,172
 10,000 (a)      Hamilton Bancorp Inc. (FL)                              267,500
 13,500          Home Federal Bancorp (IN)                               384,750
131,474          Independent Bank Corp. (MI)                           3,763,443
 55,000          InterWest Bancorp, Inc. (WA)                          2,172,500
179,400          KeyCorp (OH)                                         10,023,975
 42,437          Laurel Capital Group, Inc. (PA)                         896,482
 20,000          MainStreet BankGroup, Inc. (VA)                         550,000
250,000          Mercantile Bankshares Corp. (MD)                     10,000,000
 19,250 (a)      National City Bancorporation (MN)                       421,094
251,600          National City Corp. (OH)                             13,209,000
 42,694          North Dallas Bank & Trust Co. (TX)                    1,611,699
 16,850          North Valley Bancorp (CA)                               480,225
 37,500          Pacific Century Financial Corp. (HI)                  1,734,375
162,000          Peoples Heritage Financial Group (ME)                 6,135,750
124,000          Popular Inc. (PR)                                     5,006,500
 65,400          Regions Financial Corp. (AL)                          2,068,275
 30,000          Roosevelt Financial Group, Inc. (MO)                    660,000
160,000          Security First Corp. (OH)                             3,600,000
290,575 (a)(b)   Security Shares, Inc. (TX)                            2,615,175
 55,000          SouthTrust Corp. (AL)                                 2,275,625
373,125          Sterling Bancshares, Inc. (TX)                        6,996,094
122,200          Summit Bancshares, Inc. (TX)                          3,360,500

           See Accompanying Notes to Financial Statements

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
                                                                        Market
 Shares             Industry/Issuer                                     Value
 ------             ---------------                                     -----
              Banks (continued)
 35,100       TCF Financial Corp. (MN)                               $ 1,733,063
171,900       Union Planters Corp. (TN)                                8,917,313
 70,000       UnionBanCal Corp. (CA)                                   5,031,250
 64,300       USBANCORP, Inc. (PA)                                     3,504,350
 27,500       West Coast Bancorp (OR)                                    859,375
 18,451       Westamerica Bancorp (CA)                                 1,402,276
230,000       Westernbank Puerto Rico (PR)                             4,255,000
 56,000       Zions Bancorporation (UT)                                2,107,000
                                                                     -----------
                                                                     275,810,781
                                                                     -----------
              Finance: 1.4%
 82,000 (a)   First Enterprise Financial Group, Inc          .           461,250
246,000 (a)   Ugly Duckling Corp.                                      3,813,000
                                                                     -----------
                                                                       4,274,250
                                                                     -----------
              Insurance: 1.1%
151,000       ARM Financial Group, Inc.                                3,020,000
 20,000 (a)   Summit Holdings Southeast, Inc.                            340,000
                                                                     -----------
                                                                       3,360,000
                                                                     -----------
              Printing: 1.0%
 93,200 (a)   Devon Group, Inc.                                        3,331,900
                                                                     -----------
              Retail: 1.7%
129,900 (a)   MacFrugal's Bargains Close-Outs Inc.                     3,539,775
 80,000 (a)   Michael's Stores, Inc.                                   1,695,000
                                                                     -----------
                                                                       5,234,775
                                                                     -----------
                Total Common Stocks (Cost $130,135,039)              292,521,706
                                                                     -----------
                          SHORT-TERM INVESTMENTS: 5.8%

Principal
 Amount
---------
              Repurchase Agreements: 5.8%
              Merrill Lynch Repurchase Agreement, 5.40% due 07/01/97
              (Collateralized by $17,925,000 U.S. Treasury Bonds, 6.625%
$18,210,000   Due 07/31/01)                                                                  18,210,000
                                                                                           ------------
                Total Short-Term Investments (Cost $18,210,000)                              18,210,000
                                                                                           ------------
              Total Investments in Securities (Cost $148,345,039)
                                                                              100.0%        310,731,706
              Liabilities in Excess of Cash and Other Assets-Net               (0.0)            (41,384)
                                                                              -----        ------------
              Total Net Assets                                                100.0%       $310,690,322
                                                                              =====        ============

------------
Cost  for  federal   income  tax  purposes  is   $148,345,039.   Net  unrealized
appreciation consists of:

         Gross Unrealized Appreciation                             $162,704,540
         Gross Unrealized Depreciation                                 (317,873)
                                                                   ------------
             Net Unrealized Appreciation                           $162,386,667
                                                                   ============
(a) Non-income producing security

(b) Affiliated company and a direct placement security restricted as to resale. It has been valued at fair value as determined by policies set by the Board of Directors.
                 See Accompanying Notes to Financial Statements

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at market value
  Unaffiliated Issuers (Cost $128,464,233)                          $289,906,531
  Affiliated Issuers (Cost $1,670,806)                                 2,615,175
Short-term investments at amortized cost                              18,210,000
Cash                                                                   1,857,053
Receivables:
  Dividends and interest receivable                                      584,663
  Securities sold                                                        411,486
Prepaid expenses                                                          40,855
                                                                    ------------
    Total assets                                                     313,625,763
                                                                    ------------
LIABILITIES:
Securities purchased                                                   2,755,625
Accrued expenses                                                         179,816
                                                                    ------------
    Total liabilities                                                  2,935,441
                                                                    ------------
NET ASSETS (equivalent to $21.97 per share, based on 14,141,241
  shares outstanding)                                               $310,690,322
                                                                    ============
Net Assets Consist of:
  Paid-in capital                                                   $119,423,407
  Undistributed net investment income                                  1,798,462
  Accumulated net realized gain on investments                        27,081,786
  Net unrealized appreciation of investments                         162,386,667
                                                                    ------------
    Net assets                                                      $310,690,322
                                                                    ============
                 See Accompanying Notes to Financial Statements

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INCOME:
Dividends (net of foreign withholding taxes of $8,234)              $ 3,228,802
Interest                                                                266,022
                                                                    -----------
 Total investment income                                              3,494,824
                                                                    -----------
EXPENSES:
Investment management fees                                            1,027,973
Reports to shareholders                                                  52,399
Transfer agent and registrar fees                                        51,080
Recordkeeping and pricing fees                                           42,280
Custodian fees                                                           32,799
Professional fees                                                        22,726
Trustees' fees                                                           21,850
Miscellaneous expense                                                    16,465
Insurance expense                                                         1,052
                                                                    -----------
 Total expenses                                                       1,268,624
 Less: Earnings credits                                                  (4,178)
                                                                    -----------
 Net expenses                                                         1,264,446
                                                                    -----------
   Net investment income                                              2,230,378
                                                                    -----------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain on investments                                     29,582,083
Change in unrealized appreciation of investments                     26,535,783
                                                                    -----------
 Net gain on investments                                             56,117,866
                                                                    -----------
   Net increase in net assets resulting from operations             $58,348,244
                                                                    ===========
                 See Accompanying Notes to Financial Statements

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                          Ended              Year
                                                                         June 30,            Ended
                                                                           1997          December 31,
                                                                       (Unaudited)           1996
                                                                       ------------     --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $  2,230,378      $   4,482,008
Net realized gain on investments                                         29,582,083         29,471,619
Change in unrealized appreciation of investments                         26,535,783         43,705,991
                                                                       -------------     -------------
 Net increase in net assets resulting from operations                    58,348,244         77,659,618
                                                                       -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                                         --         (4,482,008)
Distributions in excess of net investment income                                 --           (395,707)
Distributions from capital gains                                                 --        (30,200,965)
                                                                       -------------     -------------
 Total distributions                                                             --        (35,078,680)
                                                                       -------------     -------------
CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                                              --              8,065
                                                                       -------------     -------------
 Total increase in net assets                                            58,348,244         42,589,003
                                                                       -------------     -------------
NET ASSETS:
Beginning of period                                                     252,342,078        209,753,075
                                                                       -------------     -------------
End of period (including undistributed net investment
 income of $1,798,462 and accumulated distributions
 in excess of net investment income of $431,916)                       $310,690,322      $ 252,342,078
                                                                       =============     =============

                 See Accompanying Notes to Financial Statements

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                               Six Months
                                 Ended
                                June 30,                                     Year Ended December 31,
                                  1997        ------------------------------------------------------------------------------------
                              (Unaudited)        1996    1995(a)       1994           1993         1992       1991         1990
                              -------------   --------- ----------- ------------ ------------ ----------- ----------- ------------
Per Share Operating
 Performance
Net Asset Value,
 beginning of period           $    17.84     $  14.83  $  10.73    $   11.87     $    12.46     $  10.12    $   7.49    $ 10.26
                               ----------     --------- ---------   -----------   ----------     ---------   ---------   ---------
Income (loss) from investment
 operations:
 Net investment income               0.13         0.32      0.31         0.26           0.26         0.22        0.24       0.31
 Net realized and unrealized
  gain (loss) on investments         4.00         5.18      4.78        (0.53)          0.75         2.93        3.33      (2.20)
                               ----------     --------- ---------   -----------   ----------     ---------   ---------   ---------
Total from investment
 operations                          4.13         5.50      5.09        (0.27)          1.01         3.15        3.57      (1.89)
                               ----------     --------- ---------   -----------   ----------     ---------   ---------   ---------
Less distributions:
 Net investment income                 --         0.32      0.31         0.22           0.26         0.22        0.24       0.31
 In excess of net investment
  income                               --         0.03      0.03           --             --           --          --         --
 Realized capital gains                --         2.14      0.65         0.65           0.73         0.47          --         --
 Paid-in capital                       --           --        --           --             --         0.12        0.70       0.57
                               ----------     --------- ---------   -----------   ----------     ---------   ---------   ---------
Total distributions                    --         2.49      0.99         0.87           0.99         0.81        0.94       0.88
                               ----------     --------- ---------   -----------   ----------     ---------   ---------   ---------
Other:
 Reduction in net asset value
  from rights offering                 --           --        --           --          (0.61)          --          --         --
                               ----------     --------- ---------   -----------   ----------     ---------   ---------   ---------
Net asset value, end of period $    21.97     $  17.84  $  14.83    $   10.73     $    11.87     $  12.46    $  10.12    $  7.49
                               ==========     ========= =========   ===========   ==========     =========   =========   =========
Closing market price,
 end of period                 $    19.00     $  15.75  $  12.88    $    9.13     $    10.88     $  11.63    $   9.50    $  7.13
Total Investment
 Return at MKT (b)                  20.63%       43.48%    52.81%       (8.85)%         1.95%(c)    31.53%      47.52%    (12.45)%
Ratios/Supplemental Data
Net assets, end of year
 (millions)                    $      311     $    252  $    210    $     152     $      168     $    141    $    101    $    75
Ratios to average net assets:
 Expenses                            0.91%(d)     1.01%     1.05%        1.28%          0.91%        1.24%       1.31%      1.29%
 Net investment income               1.61%(d)     1.94%     2.37%        2.13%          2.08%        2.00%       2.68%      3.59%
Portfolio turnover rate                 5%(e)       21%       13%          14%            17%          20%         31%        46%
Average commission rate paid   $   0.0600           --        --           --             --           --          --         --
                                    1989        1988         1987
                                 ----------- ----------- -------------
Per Share Operating
 Performance
Net Asset Value,
 beginning of period             $   9.54    $   8.17    $     9.09
                                 ---------   ---------   ------------
Income (loss) from investment
 operations:
 Net investment income               0.30        0.31          0.22
 Net realized and unrealized
  gain (loss) on investments         1.50        1.43         (0.87)
                                 ---------   ---------   ------------
Total from investment
 operations                          1.80        1.74         (0.65)
                                 ---------   ---------   ------------
Less distributions:
 Net investment income               0.31        0.37          0.22
 In excess of net investment
  income                               --          --            --
 Realized capital gains              0.44          --          0.05
 Paid-in capital                     0.33          --            --
                                 ---------   ---------   ------------
Total distributions                  1.08        0.37          0.27
                                 ---------   ---------   ------------
Other:
 Reduction in net asset value
  from rights offering                 --          --            --
                                 ---------   ---------   ------------
Net asset value, end of period   $  10.26    $   9.54    $     8.17
                                 =========   =========   ============
Closing market price,
 end of period                   $   9.13    $   7.75    $     6.25
Total Investment
 Return at MKT (b)                  32.25%      30.17%       (17.79)%
Ratios/Supplemental Data
Net assets, end of year
 (millions)                      $    103    $     96    $       82
Ratios to average net assets:
 Expenses                            1.26%       1.18%         1.13%
 Net investment income               4.15%       3.28%         2.31%
Portfolio turnover rate                63%         43%           76%
Average commission rate paid           --          --            --

------------
(a) On April 7, 1995, the Investment Manager acquired the rights to manage the Fund and certain other mutual funds previously managed by Pilgrim Management Corporation.

(b) Total return is calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.

(c) Calculation of total return excludes the effect of the per share dilution resulting from the Rights Offering as the total account value of a fully subscribed shareholder was minimally impacted.

(d) Annualized.

(e) Non-annualized. On an annualized basis the portfolio turnover rate would be 10%.
                 See Accompanying Notes to Financial Statements

                      Pilgrim America Bank and Thrift Fund


--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Note 1 -- Significant Accounting Policies


Pilgrim America Bank and Thrift Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The investment objective of the Fund is to invest at least 65% of its total assets in equity securities of regional banks and their holding companies with consolidated assets of less than $1 billion, state-chartered banks, thrift institutions and savings accounts of mutual thrifts. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies established by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, organization costs and other timing differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of the Fund's common stock on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale or bid price, plus commission, is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

                     Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1997 (Continued)
--------------------------------------------------------------------------------

F. Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

G. Repurchase Agreement. The Repurchase Agreement held at June 30, 1997 was entered on June 30, 1997 and matures on July 1, 1997. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligations to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.


Note 2 -- Investments

For the six months ended June 30, 1997, the cost of purchases and the proceeds from the sale of securities, excluding short-term notes, were $14,173,017 and $50,190,933, respectively.


Note 3 -- Investment in Affiliate

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. At June 30, 1997, the Fund had the following holdings in affiliated companies:

                              Security Shares, Inc.
               --------------------------------------------------
               Acquisition Dates    .........    September, 1994
               Shares Held    ...............        290,575
               Cost  ........................      $1,670,806
               Market Value   ...............      $2,615,175
               Percent of Net Assets   ......         0.84%

There was no dividend income from affiliates during the six months ended June 30, 1997.


Note 4 -- Capital Stock

At June 30, 1997 the authorized capital consisted of 50,000,000 shares of $.001 par value common stock.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of June 30, 1997 (Continued)
--------------------------------------------------------------------------------

Note 5 -- Investment Management Fee and Other Transactions with Affiliates


The Fund has an investment management agreement with Pilgrim America Investments, Inc. (the "Manager"), a wholly owned subsidiary of Pilgrim America Group, Inc. to provide investment management and administrative services. Pursuant to this Investment Management Agreement, the Manager furnishes all investment advice, office space and salaries of personnel needed by the Fund, except those involved with portfolio trading activity (up to a maximum of $15,000 per annum). As compensation for its services, the Manager is paid a monthly fee at an annual rate of 1% on the first $30 million of average weekly net assets of the Fund, 0.75% of the next $95 million of average weekly net assets and 0.70% on average weekly net assets in excess of $125 million. At June 30, 1997, the Fund owed the Manager $2,211 for investment management and administrative services.


Note 6 -- Custodial Agreement

Investors Fiduciary Trust Company ("IFTC") serves as the Fund's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Fund. For the six months ended June 30, 1997, the Fund received earnings credits of $4,178.


Note 7 -- Subsequent Event

On August 4, 1997, the Board of Directors of the Fund approved the conversion of the Fund from a closed-end investment company to an open-end investment company, subject to shareholder approval at a special meeting of shareholders to be held in October, 1997.


           DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

The Fund offers a Dividend Reinvestment and Cash Purchase Plan which enables investors to con-veniently add to their holdings at reduced costs. Should you desire further information concerning this plan, please contact the Shareholder Servicing Agent at (800) 548-4521.

                      [This page intentionally left blank]

                      Pilgrim America Bank and Thrift Fund
--------------------------------------------------------------------------------
FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

Investment Manager                     Institutional Investors and Analysts
Pilgrim America Investments, Inc.      Call Pilgrim America Bank and Thrift Fund
Two Renaissance Square                 1-800-336-3436, Extension 8261
40 North Central Avenue
Suite 1200
Phoenix, AZ 85004-4424

Shareholder Servicing Agent            Transfer Agent
Investors Fiduciary Trust Company      Investors Fiduciary Trust Company
P.O. Box 419541                        P.O. Box 419541
Kansas City, Missouri 64141            Kansas City, Missouri 64141




WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim America Bank and Thrift Fund Account Services
c/o Pilgrim America Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004-4424

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-331-1080.

                             Pilgrim America Funds

                                 MASTERS SERIES
                                 --------------

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund


                                  ELITE SERIES
                                  ------------

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund

                                 Pilgrim America
                                     Funds


  "Our Goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling PILGRIM AMERICA SECURITIES, INC. DISTRIBUTOR at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                              16-SS-080597 082597